UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2013

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (888) 393-8248

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On July 29, 2013, Sabra Health Care Limited Partnership, of which Sabra Health Care REIT, Inc. (“Sabra”) is the sole general partner (the “Operating Partnership”), entered into an amended and restated secured revolving credit facility (the “Revolving Credit Facility”) with certain lenders as set forth in the related credit agreement; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank, RBS Citizens, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents; and Merrill Lynch, Pierce, Fenner & Smith, as Sole Lead Arranger and Sole Book Manager (each as defined in such credit agreement). The Revolving Credit Facility amends and restates the secured revolving credit facility (the “Prior Revolving Credit Facility”) that the Operating Partnership and certain subsidiaries of the Operating Partnership (together with the Operating Partnership, the “Prior Borrowers”) entered into on November 3, 2010 and amended on February 10, 2012 with certain lenders as set forth in the related credit agreement and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each as defined in such credit agreement).
The Prior Revolving Credit Facility provided for a borrowing capacity of $230.0 million following the Prior Borrowers' utilization of the accordion feature on the Prior Revolving Credit Facility on September 20, 2012. The Revolving Credit Facility provides for a borrowing capacity of $375.0 million and includes an accordion feature that allows the Operating Partnership to increase the borrowing availability by up to $225.0 million, subject to terms and conditions. While the Prior Revolving Credit Facility was secured by mortgages on certain of Sabra's real estate assets, the Revolving Credit Facility is secured by pledges of equity of Sabra's wholly-owned subsidiaries that own certain of Sabra's real estate assets.
Borrowing availability under the Revolving Credit Facility is subject to a borrowing base calculation based on, among other factors, the mortgageability cash flow (as such term is defined in the credit agreement relating to the Revolving Credit Facility). As of July 29, 2013, $286.5 million was available for borrowing under the Revolving Credit Facility. The Revolving Credit Facility has a maturity date of July 29, 2016, and includes a one year extension option.
Borrowings under the Revolving Credit Facility bear interest on the outstanding principal amount at a rate equal to an applicable percentage plus, at the Operating Partnership's option, either (a) LIBOR or (b) a base rate determined as the greater of (i) the federal funds rate plus 0.5%, (ii) the prime rate, and (iii) one-month LIBOR plus 1.0% (the “Base Rate”). The applicable percentage for borrowings will vary based on the Consolidated Leverage Ratio, as defined in the Revolving Credit Facility, and will range from 2.50% to 3.50% per annum for LIBOR based borrowings and 1.50% to 2.50% per annum for borrowings at the Base Rate. In addition, the Operating Partnership is required to pay a facility fee to the lenders equal to between 0.35% and 0.50% per annum based on the amount of unused borrowings under the Revolving Credit Facility.
The obligations of the Operating Partnership under the Revolving Credit Facility are guaranteed by Sabra and certain subsidiaries of Sabra.
The Revolving Credit Facility contains customary covenants that include restrictions or limitations on the ability to make acquisitions and other investments, pay dividends, incur additional indebtedness, engage in non-healthcare related business activities, enter into transactions with affiliates and sell or otherwise transfer certain assets as well as customary events of default. The Revolving Credit Facility also requires Sabra, through the Operating Partnership, to comply with specified financial covenants, which include a maximum leverage ratio, a minimum fixed charge coverage ratio and a minimum tangible net worth requirement.
The amended and restated credit agreement relating to the Revolving Credit Facility is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference. This description of the material terms of the Revolving Credit Facility is qualified in its entirety by reference to such exhibit.

Item 2.02	Results of Operations and Financial Condition.
On July 31, 2013, Sabra issued a press release reporting its results of operations for the three month period ended June 30, 2013. The press release referred to a supplemental information package that is available on Sabra's website, free of charge, at www.sabrahealth.com. The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are specifically incorporated by reference herein.
The information in this Form 8-K and the related information in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of Sabra under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1
Amended and Restated Credit Agreement, dated July 29, 2013, among Sabra Health Care Limited Partnership, as Borrower; Sabra Health Care REIT, Inc., as REIT Guarantor; the other guarantors party thereto; the lenders party thereto; Bank of America, N.A., as administrative agent, swing line lender and L/C issuer; Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank, RBS Citizens, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents; and Merrill Lynch, Pierce, Fenner & Smith, as Sole Lead Arranger and Sole Book Manager.

99.1	Press Release of Sabra Health Care REIT, Inc., dated July 31, 2013.

99.2	Sabra Health Care REIT, Inc. Supplemental Information Package, dated June 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Dated: July 31, 2013

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amended and Restated Credit Agreement, dated July 29, 2013, among Sabra Health Care Limited Partnership, as Borrower; Sabra Health Care REIT, Inc., as REIT Guarantor; the other guarantors party thereto; the lenders party thereto; Bank of America, N.A., as administrative agent, swing line lender and L/C issuer; Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank, RBS Citizens, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents; and Merrill Lynch, Pierce, Fenner & Smith, as Sole Lead Arranger and Sole Book Manager.

99.1	Press Release of Sabra Health Care REIT, Inc., dated July 31, 2013.

99.2	Sabra Health Care REIT, Inc. Supplemental Information Package, dated June 30, 2013.